UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 7, 2013
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
     Steadfast Income REIT, Inc. (the “Company”), through its consolidated subsidiaries, has acquired fee simple interests in the following six multifamily properties: the Villas at Huffmeister (the “Huffmeister Property”), the Villas at Kingwood (the “Kingwood Property”) and Waterford Place at Riata Ranch (the “Waterford Place Property”), each acquired by the Company on October 10, 2013, Carrington Place (the “Carrington Place Property”), Carrington at Champion Forest (the “Champion Forest Property”) and Carrington Park at Huffmeister (the “Carrington Park Property”), each acquired by the Company on November 7, 2013 (collectively the “Houston Portfolio”). The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed with the SEC on November 14, 2013, to provide the required financial information related to the acquisition of the Houston Portfolio. The acquisition of the Houston Portfolio was a significant acquisition to the Company upon closing of the November 7, 2013 acquisitions.
(a) Financial Statement of Businesses Acquired.

I.	The Huffmeister Property

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-3

II.	The Kingwood Property

	Report of Independent Auditors	F-5
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-6
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-7

III.	The Waterford Place Property

	Report of Independent Auditors	F-9
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-10
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-11

IV.	The Carrington Place Property

	Report of Independent Auditors	F-13
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-14
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-15

V.	The Champion Forest Property

	Report of Independent Auditors	F-17
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-18
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-19

VI.	The Carrington Park Property

	Report of Independent Auditors	F-21
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-22
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-23
(b) Pro Forma Financial Information.

Steadfast Income REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-25
Unaudited Pro Forma Balance Sheet as of September 30, 2013	F-26
Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2013	F-28
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2012	F-31

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Huffmeister Property for the year ended December 31, 2012, and the related notes to the financial statement.
Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Huffmeister Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
January 17, 2014

HUFFMEISTER PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2013	For the Year Ended December 31, 2012
	(unaudited)
Revenues:
Rental income	$2,772,644	$3,569,676
Tenant reimbursements and other	346,927	351,219
Total revenues	3,119,571	3,920,895

Expenses:
Operating, maintenance, and management	866,681	1,054,668
Real estate taxes and insurance	623,772	810,430
General and administrative expenses	58,436	71,219
Total expenses	1,548,889	1,936,317
Revenues over certain operating expenses	$1,570,682	$1,984,578
See accompanying notes to statements of revenues over certain operating expenses.

HUFFMEISTER PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012
1. DESCRIPTION OF REAL ESTATE PROPERTY
On October 10, 2013, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Houston, Texas, commonly known as the Villas at Huffmeister (the “Huffmeister Property”) for an aggregate purchase price of $37,600,000, exclusive of closing costs. The Company financed the payment of the purchase price for the Huffmeister Property with a combination of (1) proceeds from the Company's public offering and (2) a loan in the aggregate principal amount of $25,963,000.
The Huffmeister Property was constructed in 2007 and is composed of 30 two-story buildings on a 22-acre site. The Huffmeister Property contains 294 apartments consisting of 100 one-bedroom apartments, 170 two-bedroom apartments and 24 three-bedroom apartments. The apartments range in size from 821 to 1,602 square feet and average 1,157 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Huffmeister Property is not a legal entity and the accompanying statements of revenues over certain expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Huffmeister Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Huffmeister Property.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2013 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ended December 31, 2013.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Huffmeister Property was acquired from an unaffiliated party; and (2) based on due diligence of the Huffmeister Property conducted by the Company, management is not aware of any material factors relating to the Huffmeister Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

HUFFMEISTER PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Huffmeister Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENTS AND CONTINGENCIES
Litigation
The Huffmeister Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Huffmeister Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Huffmeister Property could result in future environmental liabilities.
5. SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 17, 2014.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Kingwood Property for the year ended December 31, 2012, and the related notes to the financial statement.
Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Kingwood Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
January 17, 2014

KINGWOOD PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2013	For the Year Ended December 31, 2012
	(unaudited)
Revenues:
Rental income	$3,066,058	$3,876,012
Tenant reimbursements and other	389,226	373,960
Total revenues	3,455,284	4,249,972

Expenses:
Operating, maintenance, and management	1,004,730	1,181,535
Real estate taxes and insurance	715,361	874,709
General and administrative expenses	60,538	73,352
Total expenses	1,780,629	2,129,596
Revenues over certain operating expenses	$1,674,655	$2,120,376
See accompanying notes to statements of revenues over certain operating expenses.

KINGWOOD PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012

1. DESCRIPTION OF REAL ESTATE PROPERTY
On October 10, 2013, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Kingwood, Texas, commonly known as the Villas at Kingwood (the “Kingwood Property”) for an aggregate purchase price of $40,150,000, exclusive of closing costs. The Company financed the payment of the purchase price for the Kingwood Property with a combination of (1) proceeds from the Company's public offering and (2) a loan in the aggregate principal amount of $28,105,000.
The Kingwood Property was constructed in 2008 and is composed of 31 three-story buildings. The Kingwood Property contains 330 apartments consisting of 124 one-bedroom apartments, 168 two-bedroom apartments and 38 three-bedroom apartments. The apartments range in size from 821 to 1,453 square feet and average 1,131 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Kingwood Property is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Kingwood Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Kingwood Property.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2013 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ended December 31, 2013.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Kingwood Property was acquired from an unaffiliated party; and (2) based on due diligence of the Kingwood Property conducted by the Company, management is not aware of any material factors relating to the Kingwood Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

KINGWOOD PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Kingwood Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENTS AND CONTINGENCIES
Litigation
The Kingwood Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Kingwood Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Kingwood Property could result in future environmental liabilities.
5. SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 17, 2014.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Waterford Place Property for the year ended December 31, 2012, and the related notes to the financial statement.
Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Waterford Place Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
January 17, 2014

WATERFORD PLACE PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2013	For the Year Ended December 31, 2012
	(unaudited)
Revenues:
Rental income	$1,947,923	$2,464,308
Tenant reimbursements and other	208,576	211,991
Total revenues	2,156,499	2,676,299

Expenses:
Operating, maintenance, and management	678,380	818,189
Real estate taxes and insurance	450,230	575,302
General and administrative expenses	49,278	59,392
Total expenses	1,177,888	1,452,883
Revenues over certain operating expenses	$978,611	$1,223,416
See accompanying notes to statements of revenues over certain operating expenses.

WATERFORD PLACE PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012
1. DESCRIPTION OF REAL ESTATE PROPERTY
On October 10, 2013, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Cypress, Texas, commonly known as Waterford Place at Riata Ranch (the “Waterford Place Property”) for an aggregate purchase price of $23,400,000, exclusive of closing costs. The Company financed the payment of the purchase price for the Waterford Place Property with a combination of (1) proceeds from the Company's public offering and (2) a loan in the aggregate principal amount of $16,340,000.
The Waterford Place Property was constructed in 2008 and is composed of nine three-story buildings on a 12-acre site. The Waterford Place Property contains 228 apartments consisting of 104 one-bedroom apartments, 104 two-bedroom apartments and 20 three-bedroom apartments. The apartments range in size from 790 to 1,491 square feet and average 1,036 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Waterford Place Property is not a legal entity and the accompanying statements of revenues over certain expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Waterford Place Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Waterford Place Property.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2013 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ended December 31, 2013.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Waterford Place Property was acquired from an unaffiliated party; and (2) based on due diligence of the Waterford Place Property conducted by the Company, management is not aware of any material factors relating to the Waterford Place Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

WATERFORD PLACE PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Waterford Place Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENTS AND CONTINGENCIES
Litigation
The Waterford Place Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Waterford Place Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Waterford Place Property could result in future environmental liabilities.
5. SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 17, 2014.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Carrington Place Property for the year ended December 31, 2012, and the related notes to the financial statement.
Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Carrington Place Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
January 17, 2014

CARRINGTON PLACE PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2013	For the Year Ended December 31, 2012
	(unaudited)
Revenues:
Rental income	$2,592,369	$3,298,812
Tenant reimbursements and other	336,790	380,519
Total revenues	2,929,159	3,679,331

Expenses:
Operating, maintenance, and management	1,005,587	1,151,759
Real estate taxes and insurance	611,013	782,646
General and administrative expenses	54,049	68,615
Total expenses	1,670,649	2,003,020
Revenues over certain operating expenses	$1,258,510	$1,676,311
See accompanying notes to statements of revenues over certain operating expenses.

CARRINGTON PLACE PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012
1. DESCRIPTION OF REAL ESTATE PROPERTY
On November 7, 2013, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Houston, Texas, commonly known as Carrington Place (the “Carrington Place Property”) for an aggregate purchase price of $32,900,000, exclusive of closing costs. The Company financed the payment of the purchase price for the Carrington Place Property with a combination of (1) proceeds from the Company's public offering and (2) a loan in the aggregate principal amount of $22,376,000.
The Carrington Place Property was constructed in 2004 and is composed of 14 three-story buildings on a 21-acre site. The Carrington Place Property contains 324 apartments consisting of 110 one-bedroom apartments, 172 two-bedroom apartments and 42 three-bedroom apartments. The apartments range in size from 702 to 1,561 square feet and average 1,127 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Carrington Place Property is not a legal entity and the accompanying statements of revenues over certain expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Carrington Place Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Carrington Place Property.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2013 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ended December 31, 2013.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Carrington Place Property was acquired from an unaffiliated party; and (2) based on due diligence of the Carrington Place Property conducted by the Company, management is not aware of any material factors relating to the Carrington Place Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

CARRINGTON PLACE PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Carrington Place Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENTS AND CONTINGENCIES
Litigation
The Carrington Place Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Carrington Place Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Carrington Place Property could result in future environmental liabilities.
5. SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 17, 2014.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Champion Forest Property for the year ended December 31, 2012, and the related notes to the financial statement.
Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Champion Forest Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
January 17, 2014

CHAMPION FOREST PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2013	For the Year Ended December 31, 2012
	(unaudited)
Revenues:
Rental income	$2,389,490	$2,971,948
Tenant reimbursements and other	258,601	308,827
Total revenues	2,648,091	3,280,775

Expenses:
Operating, maintenance, and management	680,929	911,727
Real estate taxes and insurance	544,610	702,413
General and administrative expenses	53,149	61,508
Total expenses	1,278,688	1,675,648
Revenues over certain operating expenses	$1,369,403	$1,605,127
See accompanying notes to statements of revenues over certain operating expenses.

CHAMPION FOREST PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012
1. DESCRIPTION OF REAL ESTATE PROPERTY
On November 7, 2013, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Houston, Texas, commonly known as the Carrington at Champion Forest (the “Champion Forest Property”) for an aggregate purchase price of $33,000,000, exclusive of closing costs. The Company financed the payment of the purchase price for the Champion Forest Property with a combination of (1) proceeds from the Company's public offering and (2) a loan in the aggregate principal amount of $22,959,000.
The Champion Forest Property was constructed in 2008 and is composed of 11 three-story buildings on a 19-acre site. The Champion Forest Property contains 284 apartments consisting of 86 one-bedroom apartments, 162 two-bedroom apartments and 36 three-bedroom apartments. The apartments range in size from 890 to 1,491 square feet and average 1,139 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Champion Forest Property is not a legal entity and the accompanying statements of revenues over certain expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Champion Forest Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Champion Forest Property.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2013 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ended December 31, 2013.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Champion Forest Property was acquired from an unaffiliated party; and (2) based on due diligence of the Champion Forest Property conducted by the Company, management is not aware of any material factors relating to the Champion Forest Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

CHAMPION FOREST PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Champion Forest Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENTS AND CONTINGENCIES
Litigation
The Champion Forest Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Champion Forest Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Champion Forest Property could result in future environmental liabilities.
5. SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 17, 2014.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Carrington Park Property for the year ended December 31, 2012, and the related notes to the financial statement.
Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Carrington Park Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
January 17, 2014

CARRINGTON PARK PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2013	For the Year Ended December 31, 2012
	(unaudited)
Revenues:
Rental income	$1,975,744	$2,572,703
Tenant reimbursements and other	245,420	310,305
Total revenues	2,221,164	2,883,008

Expenses:
Operating, maintenance, and management	688,208	849,813
Real estate taxes and insurance	450,155	570,996
General and administrative expenses	49,743	62,000
Total expenses	1,188,106	1,482,809
Revenues over certain operating expenses	$1,033,058	$1,400,199
See accompanying notes to statements of revenues over certain operating expenses.

CARRINGTON PARK PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012
1. DESCRIPTION OF REAL ESTATE PROPERTY
On November 7, 2013, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Houston, Texas, commonly known as Carrington Park at Huffmeister (the “Carrington Park Property”) for an aggregate purchase price of $25,150,000, exclusive of closing costs. The Company financed the payment of the purchase price for the Carrington Park Property with a combination of (1) proceeds from the Company's public offering and (2) a loan in the aggregate principal amount of $17,717,000.
The Carrington Park Property was constructed in 2008 and is composed of 10 three-story buildings on a 12-acre site. The Carrington Park Property contains 232 apartments consisting of 88 one-bedroom apartments, 118 two-bedroom apartments and 26 three-bedroom apartments. The apartments range in size from 890 to 1,491 square feet and average 1,113 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Carrington Park Property is not a legal entity and the accompanying statements of revenues over certain expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Carrington Park Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Carrington Park Property.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2013 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ended December 31, 2013.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Carrington Park Property was acquired from an unaffiliated party; and (2) based on due diligence of the Carrington Park Property conducted by the Company, management is not aware of any material factors relating to the Carrington Park Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

CARRINGTON PARK PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Carrington Park Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENTS AND CONTINGENCIES
Litigation
The Carrington Park Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Carrington Park Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Carrington Park Property could result in future environmental liabilities.
5. SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 17, 2014.

STEADFAST INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on March 27, 2013, and the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2013, which was filed with the SEC on November 14, 2013. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Windsor on the River (the “Windsor on the River Property”), the Renaissance St. Andrews (the “Renaissance Property”), the Spring Creek of Edmond (the “Spring Creek Property”), the Montclair Parc Apartments (the “Montclair Parc Property”), the Sonoma Grande Apartments (the “Sonoma Grande Property”), the Estancia Apartments (the “Estancia Property”), the Hilliard Park Apartments (the “Hilliard Park Property”), the Hilliard Summit Apartments (the “Hilliard Summit Property”), the Forty 57 at Glasford Apartments (the “Forty 57 Property”) and the Hilliard Grand Apartments (the “Hilliard Grand Property”), which have been included in the Company’s prior filings with the SEC set forth below, and the statements of revenues over certain operating expenses and the notes thereto of the Huffmeister Property, the Kingwood Property, the Waterford Place Property, the Carrington Place Property, the Champion Forest Property and the Carrington Park Property, which are included herein.
The following unaudited pro forma balance sheet as of September 30, 2013 has been prepared to give effect to the acquisition of the Huffmeister Property, the Kingwood Property and the Waterford Place Property, each of which occurred on October 10, 2013, and the acquisition of the Carrington Place Property, the Champion Forest Property and the Carrington Park Property, each of which occurred on November 7, 2013, as if such acquisitions occurred on September 30, 2013. The Windsor on the River Property, the Renaissance Property, the Spring Creek Property, the Montclair Parc Property, the Sonoma Grande Property, the Estancia Property, the Hilliard Park Property, the Hilliard Summit Property, the Forty 57 Property and the Hilliard Grand Property (collectively referred to as the “2012 Properties”) were acquired on January 26, 2012, February 17, 2012, March 9, 2012, April 26, 2012, May 24, 2012, June 29, 2012, September 11, 2012, September 28, 2012, December 20, 2012 and December 31, 2012, respectively, and are recorded in the Company’s historical balance sheet as of September 30, 2013.
The following unaudited pro forma statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 have been prepared to give effect to the acquisition of the 2012 Properties and the Houston Portfolio (collectively referred to as the “Portfolio Properties”) as if the acquisitions occurred on January 1, 2012.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Portfolio Properties been consummated as of January 1, 2012. The statements of revenues over certain operating expenses of the Windsor on the River Property have been previously filed on Form 8-K/A with the SEC on March 9, 2012. The statements of revenues over certain operating expenses of the Renaissance Property, the Spring Creek Property and the Montclair Parc Property have been previously filed on Form 8-K/A with the SEC on May 4, 2012. The statements of revenues over certain operating expenses of the Sonoma Grande Property and the Estancia Property have been previously filed on Form 8-K/A with the SEC on August 9, 2012. The statements of revenues over certain operating expenses of the Hilliard Park Property and the Hilliard Summit Property have been previously filed on Form 8-K/A with the SEC on December 14, 2012. The statements of revenues over certain operating expenses of the Forty 57 Property and the Hilliard Grand Property have been previously filed on Form 8-K/A with the SEC on March 8, 2013.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2013

	Steadfast Income REIT, Inc. Historical (a)	Pro Forma Adjustments
		Huffmeister Property (b)		Kingwood Property (b)		Waterford Place Property (b)		Carrington Place Property (b)		Champion Forest Property (b)		Carrington Park Property (b)		Offering Proceeds (c)	Pro Forma Total
Assets:
Real Estate:
Land	$110,537,996	$5,858,663		$6,512,468		$3,184,857		$5,450,417		$3,760,329		$3,241,747		$—	$138,546,477
Building and improvements	998,302,152	31,020,921		32,848,710		19,715,153		26,755,422		28,623,776		21,383,908		—	1,158,650,042
Tenant origination and absorption costs	25,035,749	720,416		788,822		499,990		694,161		615,895		524,345		—	28,879,378
Other intangible assets	2,644,263	—		—		—		—		—		—		—	2,644,263
Total real estate, cost	1,136,520,160	37,600,000		40,150,000		23,400,000		32,900,000		33,000,000		25,150,000		—	1,328,720,160
Less accumulated depreciation and amortization	(48,366,322)	—		—		—		—		—		—		—	(48,366,322)
Total real estate, net	1,088,153,838	37,600,000		40,150,000		23,400,000		32,900,000		33,000,000		25,150,000		—	1,280,353,838
Cash and cash equivalents	20,386,070	(12,259,755)		(12,593,291)		(7,485,047)		(11,239,589)		(10,488,956)		(7,862,562)		72,275,952	30,732,822
Restricted cash	17,732,469	893,401		814,981		573,003		1,004,236		692,263		641,084		—	22,351,437
Rents and other receivables	3,884,245	—		—		—		—		—		—		—	3,884,245
Deferred financing costs and other assets, net	15,506,338	310,340		345,849		217,398		317,092		297,621		258,732		—	17,253,370
Total assets	$1,145,662,960	$26,543,986		$28,717,539		$16,705,354		$22,981,739		$23,500,928		$18,187,254		$72,275,952	$1,354,575,712

Liabilities:
Accounts payable and accrued liabilities	$22,324,169	$641,069		$664,635		$423,907		$605,697		$531,228		$497,982		$—	$25,688,687
Below-market leases	574,074	—		—		—		—		—		—		—	574,074
Notes payable	766,699,382	25,963,000		28,105,000		16,340,000		22,376,000		22,959,000		17,717,000		—	900,159,382
Distributions payable	2,783,244	—		—		—		—		—		—		—	2,783,244
Due to affiliates	8,696,550	760,780	(d)	812,315	(d)	474,795	(d)	665,596	(d)	667,627	(d)	510,242	(d)	—	12,587,905
Total liabilities	801,077,419	27,364,849		29,581,950		17,238,702		23,647,293		24,157,855		18,725,224		—	941,793,292
Commitments and Contingencies
Redeemable common stock	8,976,895	—		—		—		—		—		—		—	8,976,895
Equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—		—		—		—		—		—	—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 49,587,144 shares issued and outstanding and 56,874,412 pro forma shares as of September 30, 2013	495,872	—		—		—		—		—		—		72,872	568,744
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of September 30, 2013	10	—		—		—		—		—		—		—	10
Additional paid-in capital	423,355,029	—		—		—		—		—		—		72,203,080	495,558,109
Cumulative distributions and net losses	(88,242,265)	(820,863)	(d)	(864,411)	(d)	(533,348)	(d)	(665,554)	(d)	(656,927)	(d)	(537,970)	(d)	—	(92,321,338)
Total equity	335,608,646	(820,863)		(864,411)		(533,348)		(665,554)		(656,927)		(537,970)		72,275,952	403,805,525
Total liabilities and equity	$1,145,662,960	$26,543,986		$28,717,539		$16,705,354		$22,981,739		$23,500,928		$18,187,254		$72,275,952	$1,354,575,712

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2013

(a)	Historical financial information as of September 30, 2013, derived from the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2013.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Houston Portfolio and related cash, other assets and liabilities as if the acquisitions had occurred on September 30, 2013. The purchase price of the Houston Portfolio, exclusive of closing and other acquisition costs, was approximately $192.2 million, and was funded with proceeds from the Company’s initial public offering and with financing in the amount of approximately $133.5 million. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their estimated fair values. The purchase price allocation for these acquisitions are preliminary and subject to change.

(c)
The pro forma adjustments assume the actual net proceeds raised in the Company's initial public offering during the period from October 1, 2013 through November 7, 2013 (the final closing date of the Houston Portfolio) were raised as of September 30, 2013.

(d)	Represents the acquisition related fees and expenses incurred in connection with the acquisition of the Houston Portfolio, not included in the historical results.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2013

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Huffmeister Property (b)		Kingwood Property (b)		Waterford Place Property (b)		Carrington Place Property (b)		Champion Forest Property (b)		Carrington Park Property (b)		Pro Forma Total
Revenues:
Rental income	$62,475,020	$2,772,644	(c)	$3,066,058	(c)	$1,947,923	(c)	$2,592,369	(c)	$2,389,490	(c)	$1,975,744	(c)	$77,219,248
Tenant reimbursements and other	7,248,032	346,927	(d)	389,226	(d)	208,576	(d)	336,790	(d)	258,601	(d)	245,420	(d)	9,033,572
Total revenues	69,723,052	3,119,571		3,455,284		2,156,499		2,929,159		2,648,091		2,221,164		86,252,820
Expenses:
Operating, maintenance and management	17,852,031	788,465	(e)	916,561	(e)	625,191	(e)	933,019	(e)	614,648	(e)	632,417	(e)	22,362,332
Real estate taxes and insurance	10,270,695	711,099	(f)	795,726	(f)	477,251	(f)	632,336	(f)	598,999	(f)	484,646	(f)	13,970,752
Fees to affiliates	18,459,436	318,587	(g)	343,588	(g)	204,591	(g)	284,224	(g)	277,117	(g)	217,216	(g)	20,104,759
Depreciation and amortization	30,292,960	960,943	(h)	1,022,246	(h)	624,047	(h)	818,129	(h)	880,627	(h)	670,997	(h)	35,269,949
Interest expense	15,869,427	601,996	(i)	651,661	(i)	374,787	(i)	430,153	(i)	441,048	(i)	341,718	(i)	18,710,790
General and administrative expenses	2,730,664	27,340	(j)	27,451	(j)	23,187	(j)	24,082	(j)	24,440	(j)	23,132	(j)	2,880,296
Acquisition costs	5,292,959	—		—		—		—		—		—		5,292,959
	100,768,172	3,408,430		3,757,233		2,329,054		3,121,943		2,836,879		2,370,126		118,591,837
Net loss	$(31,045,120)	$(288,859)		$(301,949)		$(172,555)		$(192,784)		$(188,788)		$(148,962)		$(32,339,017)
Net loss per common share – basic and diluted	$(0.93)													$(0.57)
Weighted-average number of common shares outstanding, basic and diluted	33,543,362													56,874,412	(k)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2013

(a)	Historical financial information for the nine months ended September 30, 2013 derived from the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2013.

(b)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Houston Portfolio as if these assets had been acquired on January 1, 2012.

(c)
Represents the base rental income (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2013, based on the historical operations of the previous owners as if the Houston Portfolio had been acquired on January 1, 2012.

(d)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2013, based on historical operations of the previous owners as if the Houston Portfolio had been acquired on January 1, 2012.

(e)
Represents operating, maintenance and management expenses (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2013, based on historical operations of the previous owners as if the Houston Portfolio were acquired on January 1, 2012. Amounts exclude the following property management fees:

Houston Portfolio	Property Management Fees For the Nine Months Ended September 30, 2013
Huffmeister Property	$78,216
Kingwood Property	88,169
Waterford Place Property	53,189
Carrington Place Property	72,568
Champion Forest Property	66,281
Carrington Park Property	55,791

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2013, based on management estimates as if the Houston Portfolio was acquired on January 1, 2012.

(g)
Represents adjustments made to fees to affiliates for the nine months ended September 30, 2013 to eliminate acquisition fees incurred by the Company that are included in the historical financial information for the nine months ended September 30, 2013 and to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2013 that would be due to affiliates had the Houston Portfolio been acquired on January 1, 2012. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to the Company's external advisor, Steadfast Income Advisor, LLC (“Advisor”) based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Houston Portfolio, including acquisition fees and acquisition expenses, as defined in the advisory agreement by and among the Company, its operating partnership and Advisor (“Advisory Agreement”).

•
Property Management Fees: Property management fees are payable to the property manager based on 2.75% of the monthly gross revenues of the Houston Portfolio, as defined in the Property Management Agreement for each property.

The acquisition fees eliminated and investment management fees payable to the Advisor and the property management fees payable to the property managers were:

	For the Nine Months Ended September 30, 2013
	Acquisition Fees Eliminated from Historical Financial Information	Fees Included in Pro Forma Financial Information
Houston Portfolio		Investment Management Fees	Property Management Fees	Total
Huffmeister Property	$—	$232,799	$85,788	$318,587
Kingwood Property	—	248,568	95,020	343,588
Waterford Place Property	—	145,287	59,304	204,591
Carrington Place Property	—	203,672	80,552	284,224
Champion Forest Property	—	204,294	72,823	277,117
Carrington Park Property	—	156,134	61,082	217,216

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2013, as if the Houston Portfolio was acquired on January 1, 2012. Depreciation expense on the purchase price of building and furniture & fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2013, as if the borrowings attributable to the Houston Portfolio were borrowed on January 1, 2012.

Houston Portfolio	Initial Mortgage Debt (In Millions)
Huffmeister Property	$26.0
Kingwood Property	28.1
Waterford Place Property	16.3
Carrington Place Property	22.4
Champion Forest Property	23.0
Carrington Park Property	17.7

(j)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2013, based on historical operations of the previous owners, as if the Houston Portfolio had been acquired as of January 1, 2012. Amounts exclude the following asset management fees:

Houston Portfolio	Asset Management Fees For the Nine Months Ended September 30, 2013
Huffmeister Property	$31,096
Kingwood Property	33,087
Waterford Place Property	26,091
Carrington Place Property	29,967
Champion Forest Property	28,709
Carrington Park Property	26,611

(k)
Represents the actual number of shares of the Company’s common stock outstanding as of November 7, 2013 (the final closing date of the Houston Portfolio). The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2012.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	2012 Properties (b)		Huffmeister Property (b)		Kingwood Property (b)		Waterford Place Property (b)		Carrington Place Property (b)		Champion Forest Property (b)		Carrington Park Property (b)		Pro Forma Total
Revenues:
Rental income	$27,955,977	$14,869,617	(c)	$3,569,676	(c)	$3,876,012	(c)	$2,464,308	(c)	$3,298,812	(c)	$2,971,948	(c)	$2,572,703	(c)	$61,579,053
Tenant reimbursements and other	2,630,955	1,129,275	(d)	351,219	(d)	373,960	(d)	211,991	(d)	380,519	(d)	308,827	(d)	310,305	(d)	5,697,051
Total revenues	30,586,932	15,998,892		3,920,895		4,249,972		2,676,299		3,679,331		3,280,775		2,883,008		67,276,104
Expenses:
Operating, maintenance and management	8,687,480	3,160,884	(e)	956,713	(e)	1,075,281	(e)	751,239	(e)	1,059,608	(e)	829,714	(e)	778,028	(e)	17,298,947
Real estate taxes and insurance	3,721,952	4,854,140	(f)	948,132	(f)	1,060,968	(f)	636,335	(f)	843,114	(f)	798,665	(f)	646,195	(f)	13,509,501
Fees to affiliates	13,127,558	1,672,693	(g)	1,179,003	(g)	1,260,614	(g)	742,109	(g)	1,038,341	(g)	1,030,240	(g)	797,704	(g)	20,848,262
Depreciation and amortization	14,957,857	7,663,146	(h)	2,001,673	(h)	2,151,817	(h)	1,332,053	(h)	1,784,999	(h)	1,790,064	(h)	1,419,008	(h)	33,100,617
Interest expense	6,291,193	4,457,780	(i)	809,460	(i)	876,242	(i)	503,962	(i)	574,555	(i)	589,108	(i)	456,429	(i)	14,558,729
General and administrative expenses	3,085,470	226,541	(j)	31,424	(j)	31,897	(j)	25,798	(j)	29,981	(j)	24,901	(j)	27,439	(j)	3,483,451
Acquisition costs	3,275,349	—	(k)	438,999	(k)	465,761	(k)	339,740	(k)	379,785	(k)	381,335	(k)	362,113	(k)	5,643,082
	53,146,859	22,035,184		6,365,404		6,922,580		4,331,236		5,710,383		5,444,027		4,486,916		108,442,589
Net loss	$(22,559,927)	$(6,036,292)		$(2,444,509)		$(2,672,608)		$(1,654,937)		$(2,031,052)		$(2,163,252)		$(1,603,908)		$(41,166,485)
Net loss per common share – basic and diluted	$(1.84)															$(0.72)
Weighted-average number of common shares outstanding, basic and diluted	12,238,094															56,874,412	(l)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

(a)	Historical financial information for the year ended December 31, 2012 derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

(b)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Portfolio Properties as if these assets had been acquired on January 1, 2012.

(c)
Represents the base rental income (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2012, based on the historical operations of the previous owners as if the Portfolio Properties had been acquired on January 1, 2012.

(d)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2012, based on historical operations of the previous owners as if the Portfolio Properties had been acquired on January 1, 2012.

(e)
Represents operating, maintenance and management expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2012, based on historical operations of the previous owners as if the Portfolio Properties were acquired on January 1, 2012. Amounts exclude the following property management fees:

Portfolio Properties	Property Management Fees For the Year Ended December 31, 2012
2012 Properties	$431,010
Huffmeister Property	97,955
Kingwood Property	106,254
Waterford Place Property	66,950
Carrington Place Property	92,151
Champion Forest Property	82,013
Carrington Park Property	71,785

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2012, based on management estimates as if the Portfolio Properties were acquired on January 1, 2012.

(g)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2012 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2012. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 2% of the sum of the acquisition costs of the Portfolio Properties, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6% of the contract purchase price), as defined in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Portfolio Properties, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the property manager based on between 2.5% and 3.5% of the monthly gross revenues of the Portfolio Properties, as defined in the Property Management Agreement for each property.

The acquisition fees and investment management fees that would be due to the Advisor and the property management fees that would be due to the property managers had the Portfolio Properties been acquired on January 1, 2012 were:

	For the Year Ended December 31, 2012
Portfolio Properties	Acquisition Fees	Investment Management Fees	Property Management Fees	Total
2012 Properties	$—	$1,207,762	$464,931	$1,672,693
Huffmeister Property	760,780	310,398	107,825	1,179,003
Kingwood Property	812,315	331,425	116,874	1,260,614
Waterford Place Property	474,795	193,716	73,598	742,109
Carrington Place Property	665,596	271,563	101,182	1,038,341
Champion Forest Property	667,627	272,392	90,221	1,030,240
Carrington Park Property	510,242	208,179	79,283	797,704

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2012, as if the Portfolio Properties were acquired on January 1, 2012. Depreciation expense on the purchase price of building and furniture & fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2012, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2012.

Portfolio Properties	Initial Mortgage Debt (In Millions)
2012 Properties(1)	$213.3
Huffmeister Property	26.0
Kingwood Property	28.1
Waterford Place Property	16.3
Carrington Place Property	22.4
Champion Forest Property	23.0
Carrington Park Property	17.7

(1)
The identifiable assets and mortgage note payable assumed in connection with the acquisition of certain 2012 Properties include an allocation adjustment of $2.5 million to record the assumed mortgage at fair value.

(j)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2012, based on historical operations of the previous owners, as if the Portfolio Properties had been acquired as of January 1, 2012. Amounts exclude the following asset management fees:

Portfolio Properties	Asset Management Fees For the Year Ended December 31, 2012
2012 Properties	$—
Huffmeister Property	39,795
Kingwood Property	41,455
Waterford Place Property	33,594
Carrington Place Property	38,634
Champion Forest Property	36,607
Carrington Park Property	34,561

(k)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2012, to include those amounts incurred by the Company that were attributable to the Houston Portfolio, as if the assets had been acquired as of January 1, 2012.

(l)
Represents the actual number of shares of the Company’s common stock outstanding as of November 7, 2013 (the final closing date of the Houston Portfolio). The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2012.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.
Date:	January 17, 2014	By:	/s/ Kevin J. Keating
Kevin J. Keating
Principal Financial and Accounting Officer